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                                                                 EXHIBIT 32.2
                                                                 ------------

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of K-V Pharmaceutical Company (the "Company") on Form 10-Q for the three months ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald R. Mitchell, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Gerald R. Mitchell
                                  ------------------------------------------
                                              Gerald R. Mitchell
                                  Vice President and Chief Financial Officer
Date: August 9, 2005                    (Principal Financial Officer)



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